EXHIBIT 99.6

EXECUTION VERSION

THIRTEENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS THIRTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, (this “Thirteenth Amendment”) is made as of this 31st day of July, 2018 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), RELUME TECHNOLOGIES, LLC, a Delaware limited liability company (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, LLC, a Delaware limited liability company (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, LIT, Relume, Tri-State, Value Lighting, All Around, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”).

WHEREAS, the Obligors have requested that the Lender modify and amend certain terms and conditions of the Loan Agreement.

WHEREAS, the Lender is willing to so modify and amend certain terms and conditions of the Loan Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Applicable Margin” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby amended by adding the following sentence at the end thereof:

“Until such time that the Lender confirms in writing to the Obligors that the Additional Advance has been indefeasibly paid in full, the Applicable Margin as calculated hereunder shall be increased by an additional 1%.”

(b)	The definition of “Aston Note” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Aston Note: means that certain Amended and Restated Promissory Note, dated as of June 30, 2018, in the original principal amount of $17,219,713.88 executed and delivered by RLT, as maker, in favor of Aston, as payee.”

(c)	Subsection (b)(iv) of the definition of “Borrowing Base” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“(b)(iv) the least of (A) 70% of the Value of Eligible Inventory, or (B) 85% of the NOLV Percentage of the Value of Eligible Inventory, or (C) $12,500,000; plus”.

(d)	The definition of “Pledged Cash Collateral” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Pledged Cash Collateral: means all of Pledgor’s right, title and interest in and to the cash and other assets more particularly described in the Cash Collateral Pledge Agreement and which shall be under the sole dominion and control of the Lender. As of the Thirteenth Amendment Effective Date, the aggregate amount of Pledged Cash Collateral is $12,000,000.”

(e)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“Additional Advance: as defined in Section 2.1.5.”

“Financial Consultant: as defined in the Thirteenth Amendment.”

“Thirteenth Amendment: means that certain Thirteenth Amendment to Loan and Security Agreement, dated as of July 31, 2018, by and among the Obligors and the Lender.”

“Thirteenth Amendment Effective Date: means July 31, 2018.”

(f)	The following shall be added as the new Section 2.1.5 (Additional Advance) of the Loan Agreement:

“2.1.5 Additional Advance. The Obligors acknowledge and agree that, as of July 31, 2018, an additional advance in the amount of $2,100,000 exists (the “Additional Advance”), which Additional Advance is otherwise repayable under Section 2.1.4 of the Loan Agreement. Notwithstanding the foregoing, the Obligors and the Lender agree that the Additional Advance shall be repaid by the Obligors to the Lender on the following dates in the following amounts: (i) September 7, 2018: $500,000; (ii) September 14, 2018: $500,000; (iii) September 21, 2018: $500,000; and (iv) September 28, 2018: $600,000; time being of the essence.”

(g)	The following shall be added as the new Section 9.1.1(b)(iii) (Inspections; Appraisals) of the Loan Agreement:

“(iii) in addition to the terms and conditions set forth in the preceding subclauses (i) and (ii), each Borrower shall additionally reimburse Lender for all its charges, costs and expenses in connection with an inspection, audit and/or examination of the Obligors’ books and records, and discussions with the Obligors’ officers, employees, agents, advisors and/or independent accountants, to be conducted by the Lender in August 2018 in accordance with the requests and directives of the Lender.”

(h)	The following shall be added as the new Section 9.1.15 of the Loan Agreement:

“9.1.15. Financial Consultant. The Obligors have advised the Lender that by no later than September 30, 2018, the Obligors shall retain and employ, until March 31, 2019 or such earlier time as agreed to by the prior written consent of the Lender, which consent shall not be unreasonably denied, a financial and management consulting firm that is reasonably satisfactory to the Lender (the “Financial Consultant”), on terms and conditions reasonably satisfactory to the Lender, which Financial Consultant shall perform such tasks as requested by the Obligors in consultation with, and as reasonably satisfactory to, the Lender. In connection with the foregoing, the Obligors hereby:

(i) Authorize the Lender to communicate directly with the Financial Consultant regarding all matters relating to the services to be rendered by Consultant to the Obligors, including, without limitation, to discuss all financial reports, business information, findings and recommendations of the Financial Consultant, and concerning the Obligors’ ongoing implementation of any restructuring strategies;

(ii) Authorize and direct the Financial Consultant to communicate directly with the Lender regarding all matters relating to the services to be rendered by Consultant to the Obligors, including, without limitation, to discuss all financial reports, business information, and all findings, and recommendations of the Financial Consultant, and to provide the Lender with copies of all reports and other information prepared or reviewed by the Financial Consultant, and the Obligors covenant and agree that the Lender may rely on any information provided by the Financial Consultant as if provided directly by the Obligors; and

(iii) Agree not to terminate or materially alter the engagement of the Financial Consultant prior to March 31, 2019 without obtaining the prior written consent of the Lender, which consent shall not be unreasonably denied.”

(i)	Section 9.2.7(e) of the Loan Agreement (Restrictions on Payment of Certain Debt) is hereby deleted in its entirety and the following substituted in its stead:

“(e)	Aston Debt, except that the Borrowers may:

(i) make regularly scheduled payments (but not prepayments) of interest on the Aston Debt so long as before and after giving effect to such payment, no Event of Default shall have occurred and be continuing; and

(ii) make regularly scheduled payments of principal, and prepayments of principal and/or interest, on the Aston Debt, so long as the Borrower Agent has certified to Lender within five (5) Business Days prior to the making of any such payments, that the following conditions have been and will, immediately after said payment, continue to be satisfied:

(i) before and immediately after giving effect to such payment, no Event of Default shall have occurred and be continuing;

(ii) for the thirty (30) consecutive days before and immediately after giving effect to such payment, Availability shall be no less than $10,000,000; and

(iii) for the last day of the immediately-preceding Fiscal Quarter, and immediately after giving effect to such payment, the proforma Fixed Charge Coverage Ratio shall be at least 1.25 to 1.0 calculated on a trailing twelve (12) month basis.”

(j)	Section (a) of Exhibit F (Collateral Reporting) to the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

“(a) (i) By Wednesday of each week, Borrowers shall deliver to Lender (A) a Borrowing Base Certificate and (B) a statement of cash flows, all prepared as of the close of business of the previous Friday for the then ending week, and (ii) at such other times as Lender may request. All calculations of Availability in any Borrowing Base Certificate shall originally be made by Borrowers and certified by a Senior Officer, provided that Lender may from time to time review and adjust any such calculation (a) to reflect its reasonable estimate of declines in value of any Collateral, due to collections received in the Dominion Account or otherwise; (b) to adjust advance rates to reflect changes in dilution, quality, mix and other factors affecting Collateral; and (c) to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Availability Reserve.”

3. Ratification of Loan Documents. Except as specifically amended by this Thirteenth Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof. On the Thirteenth Amendment Effective Date, solely with regard to the terms and conditions specifically amended by this Thirteenth Amendment, the Lender hereby confirms that no Default or Event of Default exists with regard to the subject matter set forth herein.

4. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Thirteenth Amendment and/or the failure of the Obligors to perform its obligations under this Thirteenth Amendment shall constitute an Event of Default under the Loan Agreement.

5. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

6. Conditions Precedent to Effectiveness. This Thirteenth Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)

This Thirteenth Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)

All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Thirteenth Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)

The Lender shall have received from the Obligors an amendment fee in the amount of Twenty-Five Thousand Dollars ($25,000) (the “Amendment Fee”). The Amendment Fee shall be fully and irrevocably earned by the Lender upon execution of this Amendment, and is non-refundable to the Obligors.

(d)

The Lender shall have received an Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (i) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Thirteenth Amendment and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign such documents.

(e)

The Pledgor shall have increased the amount of Pledged Cash Collateral deposited under the Cash Collateral Pledge Agreement by an additional $2,000,000, resulting in an aggregate balance of Pledged Cash Collateral of $12,000,000.

(f)

The Lender shall have received a fully-executed copy of that certain Ratification and Fourth Amendment to Pledge and Security Agreement made by the Pledgor in favor of the Lender, in form and substance satisfactory to the Lender.

(g)

The Lender shall have received a fully-executed copy of that certain Amended and Restated Subordination Agreement made by Aston in favor of the Lender, in form and substance satisfactory to the Lender.

(h)

The Lender shall have received satisfactory written confirmation, in form and substance satisfactory to the Lender, that the Obligors have paid in full that certain Short-Term Advance, dated as of January 31, 2018, made by Aston to RLT, in the principal amount of $200,000, plus all interest accruing thereon.

(i)	The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request.

(j)

In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Thirteenth Amendment, all documents related thereto and/or associated therewith, and the outstanding attorneys’ fees due prior to the Thirteenth Amendment Effective Date, in the aggregate amount of $49,572.90.

7. Miscellaneous.

(a)

This Thirteenth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Thirteenth Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Thirteenth Amendment by no later than three (3) Business Days after the Thirteenth Amendment Effective Date.

(b)

This Thirteenth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)

Any determination that any provision of this Thirteenth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Thirteenth Amendment.

(d)

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS THIRTEENTH AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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IN WITNESS WHEREOF, the parties have executed this Thirteenth Amendment as a sealed instrument by their respective duly authorized officers.

LENDER: BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard

Name: Cynthia G. Stannard
Title:	Sr. Vice President

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BORROWERS: REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma Title: Chief Financial Officer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma Title: President

RELUME TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma Title: President, Secretary and Treasurer

TRI-STATE LED DE, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma Title: President

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VALUE LIGHTING, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma Title: President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James A. DePalma
Name: James A. DePalma Title: President

ENERGY SOURCE, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma Title: Secretary and Treasurer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma Title: President, Treasurer and Secretary

SEESMART, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma Title: President

TNT ENERGY, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma Title: Sole Manager

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GUARANTORS: VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma Title: President of Sole Manager

BREAK ONE NINE, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma Title: President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma Title: Secretary and Treasurer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma Title: Sole Manager